Goodwill	12 Months Ended
Dec. 31, 2020
Disclosure Of Goodwill [Abstract]
Goodwill	Goodwill
The Partnership has identified the shuttle tanker segment as the group of cash generating units to which the Partnership's goodwill relates.
The carrying amount of goodwill for the shuttle tanker segment was $127.1 million as at December 31, 2020 and 2019, and January 1, 2019. The Partnership conducted its annual goodwill impairment evaluation during 2020 and 2019, and on January 1, 2019, and concluded that no impairment had occurred as the recoverable amount, based on the fair value less cost of disposal using a discounted cash flow model incorporating significant unobservable inputs, exceeded the carrying amount of goodwill. The estimates regarding the expected future cash flows and discount rates are Level 3 fair value inputs based on various assumptions including existing contracts, future vessel redeployment rates, financial forecasts and industry trends. The Partnership has not previously recorded any impairment expense related to the carrying amount of goodwill for the shuttle tanker segment.
The key assumptions used in the estimation of the recoverable amount are set out below. The values assigned to the key assumptions represent the Partnership's assessment of future trends in the relevant industries and have been based on historical data from both external and internal sources.

	2020	2019	January 1, 2019
Discount rate	6.73%	8.25%	8.25%
Exit multiple	8.0	8.0	8.0

Discount rate
The discount rate is a post-tax measure, with a possible debt leveraging of 70% for 2020 (2019 - 57%, January 1, 2019 - 60%) estimated based on the observed leveraging within the industry and the long-term target leverage of the Partnership, at market interest rates of 3.9% for 2020 (2019 - 6.5%, January 1, 2019 - 7.1%).
Exit Multiple
The cash flow projections include specific estimates for generally six years and a terminal value thereafter. The terminal value is estimated using an EBITDA multiple generally applied to the year-six EBITDA and discounted using the discount rates described above. The EBITDA multiple was determined based on an average of the EBITDA multiples used by the Partnership's industry peers and is therefore determined to be consistent with the assumptions that a market participant would make.
The Partnership has identified that a reasonably possible change in these key assumptions could cause the carrying amount to exceed the recoverable amount. The following table shows the amount by which these two assumptions would need to change individually for the estimated recoverable amount to be equal to the carrying amount.

	2020	2019	January 1, 2019
Discount rate	3.23%	1.31%	0.38%
Exit multiple	(1.7)	(0.7)	(0.2)